Exhibit 10.4(a)

                 THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE
                SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE OFFERED
                 AND SOLD OR OTHERWISE TRANSFERRED ONLY IF REGISTERED
                     PURSUANT TO THE PROVISIONS OF THAT ACT OR IF
                     AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

                                J&B MANAGEMENT COMPANY
                                 J&B MANAGEMENT CORP.
                             SULGRAVE REALTY CORPORATION
                              WILMART DEVELOPMENT CORP.
                                    AS CO-OBLIGORS

                           12% DEBENTURES DUE JUNE 16, 2000
                                       SERIES 1


          $-------------                          -------------------, ----

          Registered Owner:   -------------------------------

                  FOR  VALUE  RECEIVED,  the  undersigned,  J&B  Management
          Company, a New Jersey general partnership, J&B Management Corp., a New Jersey corporation, Sulgrave Realty Corporation, a New Jersey corporation, and Wilmart Development Corp., a New Jersey corporation, as co-obligors on the Debentures (collectively, the "Company"), hereby promise to pay to the registered owner specified  above  or  registered assigns,  the  principal  amount specified  above  on June 16,  2000,  together  with accrued  but unpaid interest. Interest on the unpaid balance of this Debenture from the date hereof, shall be payable monthly on the 15th day of each month hereafter, at the rate of 12% per annum until the entire principal amount of this Debenture shall have been paid (whether at maturity or at a date fixed for prepayment or otherwise). Interest on any overdue principal (including any overdue prepayment of principal) and (to the extent permitted under applicable law) on any overdue installment of interest, at the rate of 12% per annum until paid, shall be payable monthly as aforesaid or, at the option of the holder hereof, on demand. Interest shall be computed on the basis of a year of 365 or 366 days, as the case may be, for the actual number of days elapsed.

                  Payments of principal and interest shall be made in lawful money of the United States of America by check mailed to address of the registered owner of this Debenture at the registered owner's address as it appears in the register.

                  This Debenture is one of the Series 1, 12% Debentures due June 16, 2000, of the Company (the "Debentures"), originally issued in the principal amount of $_______________ pursuant to the Subscription Agreement, dated as of ______________, 199__ (the "Subscription Agreement"), between the Company and the purchaser named therein, and the Agreement, dated as of August 14, 1990 (the "Agreement") between the Company and The Bank of New York (the "Bank"). Reference is hereby made to the Subscription Agreement and the Agreement and to all amendments and supplements thereto for a description of the terms and conditions upon which this Debenture is issued and the rights, duties and obligations of the Company, the Bank and the holder of this Debenture. Copies of the Subscription Agreement and the Agreement are on file in the principal corporate trust office of the Bank.

                  This Debenture shall be governed by the laws of the State of New Jersey.

                  IN WITNESS WHEREOF, the Company has caused this Debenture
          to   be  executed  by  its  partner  or  officer  thereunto  duly authorized, the day and year first above written.

                                      J&B MANAGEMENT COMPANY


                                      By:------------------------
                                         Title:  General Partner


                                      J&B MANAGEMENT CORP.


                                      By:------------------------
                                         Title:  Vice President


                                      SULGRAVE REALTY CORPORATION


                                      By:------------------------
                                         Title:  Vice President


                                      WILMART DEVELOPMENT CORP.


                                      By:------------------------
                                         Title:  Vice President

                            CERTIFICATE OF AUTHENTICATION


                  This Debenture is one of the Debentures of the issue described in the within mentioned Agreement.

                                      THE BANK OF NEW YORK


                                      By:-------------------------
                                         Authorized Signatory

                                      Date of
                                      Authentication:-------------



                                      ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto ______________ the within Debenture and does hereby irrevocably constitute and appoint ___________ attorney to transfer the said Debenture on the books kept for registration thereof, with full power of substitution in the premises.

          Date:----------------       ----------------------------

          Signature Guaranteed:

          ---------------------


          NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears upon the face of the within Debenture in every particular, without alteration or enlargement or any change whatever.